Acquisitions of businesses and purchase accounting - Medical West Healthcare. Center, LLC - Asset and Liabilities acquired (Details) - Medical West Healthcare. Center, LLC - USD ($)	Sep. 30, 2022	Aug. 20, 2021
Acquisition of businesses and purchase accounting
Cash		$ 234,000
Accounts receivable		195,000
Inventory		382,000
Prepaid expenses and other current assets		10,000
Property, equipment, and right of use assets, net		1,121,000
Goodwill		795,000
Intangible assets		1,170,000
Deposits		2,000
Accounts payable		(346,000)
Accrued liabilities		(107,000)
Deferred tax liability		(11,000)
Deferred revenue		(16,000)
Loans and Leases		(1,063,000)
Net assets acquired		2,366,000
Cash paid at closing / to be paid after closing, included in purchase price payable	$ 439,000	1,927,000
Consideration paid or payable		2,366,000
Goodwill deductible for tax purposes		$ 0